INVESTOR DAY 2024

Cautionary Statements and Risk Factors That May Affect Future Results

The following presentation for Altus Power, Inc. ("Altus Power" or the "Company") has been prepared by Altus Power's management. Any references in this section to "we," "our" or "us" shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "aims," "believes," "expects," "intends," "may," "could," "will," "should," "plans," "projects," "forecasts," "seeks," "anticipates," "goal," "objective," "target," "estimate," "future," "outlook," "strategy," "vision," or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2023 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. Except as required by applicable law, we are not obligated to update these forward-looking statements, even though our situation may change in the future.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (3) the ability of Altus Power to successfully integrate into its business and recognize the anticipated benefits of recently completed business combinations and related transactions and generate profit from their operations; (4) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors.

The presentation includes financial information not prepared in accordance with generally accepted accounting principles ("Non-GAAP Financial Measures"). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles ("GAAP"), as required by Regulation G, appears in the presentation, except where there is no comparable GAAP financial measure. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value.

The information contained in the presentation is summary information that is intended to be considered in the context of the Company's SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

INVESTOR DAY 2024

Gregg Felton

Chief Executive Officer



4,198kwh
5,497kwh
27,547kwh
26,066kwh
23,286kwh
7,193kwh
5,735kwh
5,293kwh
1,915,000kwh
24,000kwh
25,300kwh
KOHL'S

Electricity To Drive Future Economic Growth

US Electricity Consumption[1,2]


5,500 B. OF MWh
5,000 B. OF MWh
4,500 B. OF MWh
4,000 B. OF MWh
1,300
Expected ten-year growth in billions MWh
Drivers of Growth[3]
35% Electrification of Everything
30% AI/Data Centers
16% Green Hydrogen
11% Crypto/Blockchain
7% Mfg. Renaissance
2008
2012
2016
2020
2024
2028
2032
OVER TWO DECADES OF FLAT DEMAND
DECADE OF ELECTRIFICATION

1. Energy Information Administration (EIA) Data from 2005-2022
2. Forecast from North American Electric Reliability Corporation (NERC) 2023 Long-Term Reliability Assessment
3. Drivers Estimated by BNP Paribas

The Advantages Of Commercial Scale Solar

	Utility Scale Solar	Commercial Scale Solar	Residential Scale Solar
Price of Power[1] Dollars per kWh	↓ Lower Price	Closer to Residential	↑ Higher Price
Cost to Build[2] Dollars per watt	↓ Lower Cost	Closer to Utility	↑ Higher Cost
ROI[3] Return of investment	~Lower ROI per dollars invested	~Highest ROI per dollars invested	~Lower ROI per dollars invested

1. Price Of Power - Recent wholesale prices vs. commercial & residential Utility Rates
2. Cost to Build - WoodMac Solar Market Insight
3. Return on Investment - Implied combination of both

Altus Power Is The Leader In A Rapidly Growing Industry[1]

Portfolio as of March 31, 2024

NEW BUILD OPPORTUNITY

Between 3,500-3,700 MWs Per Year

CONSOLIDATION OPPORTUNITY

25,000 MW Currently Installed

LOW PENETRATION RATE

Less than 5% of commercial buildings across United States have solar on the roof[2]


Anticipated portfolio market share
EOY 2026
4.0%
Largest portfolio market share
March 31, 2024
TOTAL ADDRESSABLE MARKET FOR COMMERCIAL SCALE SOLAR

1. Forecast from Wood Mackenzie, March 2024 US Solar Market Insight
2. Wood Mackenzie, "Revealing the true commercial solar addressable market," July 2020

Altus Power Delivers Power At Retail Prices[1]


26 CENTS ($/kWh)
22 CENTS ($/kWh)
18 CENTS ($/kWh)
14 CENTS ($/kWh)
Growing Pressure
On Retail Power Prices
Power prices + Grid Investment
2006
2014
2022
2030
3% ANNUAL AVERAGE INCREASE
RATE FORECAST[2]

1. EIA Commercial Utility Rate data 2005-2022
2. Forecast is illustrative of the NERC forecast

Domestic Supply of Solar Panels

~9X Expansion

Of US Panel Manufacturing Capacity Expected from 2023-26

- Operating
- Under Construction

MW 500 2,000 5,000



1 Multiple based on Morgan Stanley Research

2 Map from https://www.solarpowerworldonline.com/u-s-solar-panel-manufacturers/

Today You'll Hear From...



Abhi Parmar
Head of Origination,
Finance and Deal Structuring



Julia Sears
Chief Digital Officer



Tony Savino
Chief Construction Officer



Dustin Weber
Chief Financial Officer

INVESTOR DAY 2024

INVESTOR DAY 2024

Abhi Parmar

Head of Origination,
Finance and Deal Structuring

Our Underwriting Principles

How we underwrite risk and invest capital

Production (kWh)

- Engineer Models

Power Price

- Starting Rate Basis
- Annual Escalation

Credit

- Analysis of Offtaker's Credit Quality
- Real Estate Analysis
- Grid Backstop

Altus Project Economics - Cashflows

We like Megawatts - but they come in different shapes and sizes

Project A

8.5% Unlevered IRR	13.5% Levered IRR
1 MW	Valuation - $2MM ($2.00/watt)


Q
T - YEARS
P
T - YEARS
$
T - YEARS

Project B

8.5% Unlevered IRR	13.5% Levered IRR
1 MW	Valuation - $1.3MM ($1.30/watt)


Q
T - YEARS
P
T - YEARS
$
T - YEARS

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

Project Cashflows Summary (New Build Project)

Illustrative of a 1MW new build project[1]

Capital Stack Summary

Total Capex $2,000,000

Component	Share	Amount
Long Term Debt	60% of asset cost	$1,200,000
Tax Equity	30% of asset cost	$600,000
Cash	~0-10% of asset cost	$200,000

Asset Annual Summary x 25 years

Item	Description	Initial	Annual	Result
Quantity	Production (X kWh)		1,250,000	
Price	Sale Price ($P/kWh of X)		$0.129	
Revenue	Power Sales		$161,000	
Opex	O&M, Insurance, Site Control, etc		$ (39,000)	
Tax Equity	Distribution to non-controlling interest		$ (12,000)	
Unlevered Net Cash Flow		$ (1.4mm)	$110,000	= 8.5% Unlevered IRR
Debt Service	Interest and Principal Amortization		$ (92,000)	
Levered Net Cash Flow		$ (200k)	$19,000	= 13.5% Levered IRR

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

Project Cashflows Summary (Operating Project)

Illustrative of a 1MW operating project[1]

Capital Stack Summary

Total Capex $1,300,000

Component	% of asset cost	Amount
Long Term Debt	70% of asset cost	$910,000
Tax Equity	0% of asset cost	$--
Cash	30% of asset cost	$390,000

Asset Annual Summary x 20 years

Item	Description	Initial	Annual Amount	IRR
Quantity	Production (X kWh)		1,700,000	
Price	Sale Price ($P/kWh of X)		$0.111	
Revenue	Power Sales		$189,000	
Opex	O&M, Insurance, Site Control, etc		$ (39,000)	
Tax Equity	Distribution to non-controlling interest		$ (--)	
Unlevered Net Cash Flow		$ (1.30mm)	$150,000	= 8.5% Unlevered IRR
Debt Service	Interest and Principal Amortization		$ (79,000)	
Levered Net Cash Flow		$ (390k)	$71,000	= 13.5% Levered IRR

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

Timing of Completion Matters[1]

Illustrative monthly revenue profile pending project completion

Project completed in January


JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

- $1 million in revenue
- $1 million contribution in calendar year

vs

Project completed in July


JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC

- $0.5 million in revenue
- $0.5 million contribution in calendar year

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

INVESTOR DAY 2024

Julia Sears

Chief Digital Officer

Real Problems Demand Real Solutions

Driving Sustainable Growth with Intelligent Solutions

Enterprise Insights

Community Solar Projects

Data AI-Driven Solutions

Building a Customer-Centric Digital Engine

24x7 Team focusing on efficiencies and around the sun development

West Coast | East Coast | Eastern Europe | South Asia | Southeast Asia



Our Market Position

Altus Power's growing Community Solar presence

Rising Growth Trajectory

- Commercial
- Commercial & Community Solar



Foundation of Growth Altus Digital Pillars

Our Commitment to a Globalized, Customer-Centric Strategy

1. Unified Platform
2. Client Relationship
3. Data is King
4. Value added products
5. Brand Awareness
6. Effeciency


5,404kwh
4,335kwh
5,276kwh
3,472kwh
4,714kwh
3,270kwh
4,298kwh

We've Digitized the Funnel

Streamlining the customer journey from engagement to conversion

Audience Discovery



Hawaii

New Jersey

Focus on identifying potential customers and understanding their needs and preferences

Social Media Engagement & Target Advertising


Go Green.
info.altuspower.com/
Solar Power Without The Panels - Save With Community Solar
Get Solar Savings For Homeowners, Renters, and Businesses. No Roof or Panel Installation. Community Solar is Solar Power Without Installing Panels On Your Property.

Strategic content to captivate audiences across platforms; employ tailored advertising to attract & guide customers

Website Interaction & Personalized Retargeting


Grab your energy bill... You're missing out on savings!
ALTUSPOWER
Still want to reduce your monthly energy bill?

Users engage deeply; personalized retargeting uses customized ads to boost conversions

Final Conversion



Finalize conversions, emphasizing a straightforward and friendly sign-up process for customers

Reducing Acquisition Costs Through Digital Channels

A strategic milestone that powers our competitive edge in the market



Continuous Reduction

In customer acquisition costs


Morgan Stanley
ALTUSPOWER

Customer Breakdown

Visualizing Our Diverse Customer Base: Enterprises and Individuals at a Glance

INDIVIDUAL CUSTOMERS

24,000





ENTERPRISE CUSTOMERS

450





From Inspiration to Ideation

The start of Altus IQ



#ICSC
CBRE
Retail Services
CBRE
Welcome
Retail Potential
2,500 × 1,875



CUSTOMER NAME
- CUSTOMER CONTACTS -
PROJECT 1 NAME
NOTICES
CUSTOMER TEAM
CURRENT STATUS
PROJECT DETAILS
IN CONSTRUCTION
LIVE
DOWN FOR MAINT.
LINE TO PRODUCTION
MAKE PMT
DOC. CENTER
GREEN/FEEL GOOD STATS
COAL OFFSET
HOMES POWERED
RIDES SAVED
EXPLORE MORE WAYS TO SAVE + GO GREEN
1) Mailing Address
2) Billing Contact
NAMES/EMAILS/PHONES
4) PHYSICAL SITE ACCESS
NAMES/EMAILS/PHONES
POP UP OR PAGE
RELATIONSHIP MGR: Name
SYSTEM MAINT: Name
SALES CONTACT: Name
POP UP OR PAGE
JAN PMT RCVD
JAN INV
DEC PMT RCVD
DEC INV
LINK TO FULL AP INC ORG CHART

Understanding Corporate Energy Goals[1]

How CEOs view their corporate sustainability initiatives


98%
Make business more sustainable[2]
90%
Publish Sustainability Reports[1]
87%
Concerned about UN SDGs[2]
75%
Employee Engagement[1]
49%
Renewable Energy Investment[2]

1. SHRM (2023, March 21). Survey: ESG Strategies Rank High with Gen Z, Millennials. Society for Human Resource Management. Retrieved May 1, 2024, from https://www.shrm.org/topics-tools/news/survey-esg-strategies-rank-high-gen-z-millennials
2. Accenture & UNGC (n.d.). Reimagining the Agenda. Accenture. https://www.accenture.com/content/dam/accenture/final/accenture-com/document/Accenture-CEO-Study-United-Nations-Global-Compact.pdf#zoom=50

Empowering Every Tenant

Seamless benefits for landlords and tenants



Welcome to a new era of corporate sustainability

Altus IQ Features

Current Capabilities and Future Developments


Multiple Building Metering
Peer Benchmarking
REC Trading
Data Health Monitoring
Net Zero Goal Setting
Emissions Offsets
Emissions Calculator
CO_2
Advanced Reporting
Customized Recommendations
Sophisticated Landlord Tools

Altus IQ: Scalable Solutions, Proven Growth

Before Pilot



4

Buildings

→

After Pilot



149

Buildings

54 signed | 91 Pending

Leveraging Historical Data with AI to Drive Innovation

A Decade Of Data Collection

Year	Phase	Milestone
2010	Initial Expansion	First solar system energized in Bridgeport, Connecticut
2014	Steady Expansion	Blackstone initial investment
2015	Steady Expansion	First Community Solar project completed in Warren, MA
2021	Steady Expansion	Strategic Partnership with CBRE
2023	Rapid Growth	Became the largest owner and operator of commercial scale solar in the U.S.

UTILIZING DATA & AI TO DRIVE INNOVATION


DATA
Solar Optimization
Predictive Solar Maintenance
Grid Demand Management
Solar Resource Forecasting
Energy Storage Optimization

Data’s Cycle: Driving Solar Adoption


More Adoption
More Data
More Insights
More Automation
More Engagement
More Connections

INVESTOR DAY 2024

Tony Savino

Chief Construction Officer


















Dan Alcombright
Chief Platform Officer



Stepan Dragan
Director of Engineering



Alana Chain
Managing Director, Energy Optimization



Project Timeline

Origination thru conclusion

- Origination
- Development
- Engineering
- Project Managment
- Energy Optimization
- Customer Service

Origination & Development (8-18 months)

ALTUS SELF-DEVELOPMENT →

DILIGENCE PROCESS, IC APPROVAL & CHANNEL PARTNER →

Development & Engineering (6-8 months)

Pre-Construction (2-3 months)

Construction (4-6 months)

DILIGENCE PROCESS, IC APPROVAL & OPERATING ACQUISITION →

Post-Construction (2-3 months)

Energy Optimization

Customer Experience









Near shadings parameter


Perspective of the PV-field and surrounding shading scene
Zenith
East
North
South
West






HIPOWER










B





INVESTOR DAY 2024

Dustin Weber

Chief Financial Officer

The Current Portfolio

Market Leader[1]

In Commercial Scale Solar

Largest owner and operator of commercial scale solar

Benefits from being the **category leader**

981 MWs

As of March 31, 2024

A diversified portfolio in 25 states with estimated annual generation of 1,160,000,000 kilowatt hours of clean power for our customers

Growing Customer Base

Over 450 enterprise customers

Over 24,000 community solar customers

1. Market Leader per Total Commercial Solar Ownership Rankings "US PV Leaderboard" by Wood Mackenzie as of March 7th, 2024

Our Business Model is Beautifully Simple

Annual Recurring Revenue (ARR)[1]

Estimated ARR of $196 million[1] from our portfolio as of March 31, 2024

Our growing recurring revenue provides increased visibility towards our revenue targets

Power price sensitivity

For every 1.0% increase in power prices, we estimate a corresponding revenue increase of ~0.4%

$196M ARR[1]

PORTFOLIO AS OF MARCH 31, 2024

1. ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. Please see refer to the appendix for additional disclosures.

Differentiated Aspects of our Business

1. Increasing manufacturing of domestic solar panels[1], which will allow us to qualify for increased Investment Tax Credit (ITC) on new builds
2. Deepening of existing customer relationships
3. Strategic debt financing flexibility, maximizing our profitability

1 Based on Morgan Stanley Research

Financing Capabilities as a Key Advantage

- **Long Term Debt**
  60-70% of asset cost
- **Tax Equity**[1]
  30% of asset cost
- **Cash**[2]
  0-10% of asset cost
  - **$204 million** Cash Balance
  - **$169 million** Blackstone Construction Facility
  - **$115 million** of capacity on corporate revolver (for working capital)
  - Expected significant Cash Generation during 2024


SOURCES OF FINANCING
OF NEW BUILDS

1. Tax equity available for new-build projects
2. Cash, cash equivalents and restricted cash as of March 31, 2024

Our Three Year Vision

Megawatt Growth Fueling Expansion of Revenue and Adjusted EBITDA[1]



$350M
$300M
$250M
$200M
$150M
$100M
$50M
We Expect to Grow Megawatts at a 20-30% CAGR²
Over the Next 3 Years
146 MW
$37m
$22m
240 MW
$45M
$26M
362 MW
$72M
$41M
470 MW
$101M
$59M
896 MW
$155M
$93M
1,500-2,000 MW
$270-305M
REVENUE
$160-180M
ADJUSTED EBITDA
2019
2020
2021
2022
2023
2026³

1. Adjusted EBITDA is non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures.
2. Compound annual growth rate from 2023-2026
3. This is our growth plan, these figures are only estimates and are based on a number of assumptions by Altus Power's management that may or may not be realized. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations, subject to risks and uncertainties. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2023 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results.

INVESTOR DAY 2024

Appendix

The Math of Altus Power - Cashflows[1]

New Build Asset Snapshot

Project Inputs		
Size (kwdc)	1,000	
Production (mwh)	1,250	
Capex ($/watt)	$2.00	$2mm
Power Rate ($/kwh)	$0.1290	
Power Escalator	2.5%	
Opex	$39	
Opex Escalator	2.0%	

Tax Equity Inputs		
Tax Equity Proceeds	30%	$600k
Distribution	2%	$12k
Buyout	5%	$30K

Debt Input		
Debt Proceeds	60%	$1.2mm
Interest Rate	6.80%	--
Term	20	--

	Year	0	1	2	3	4+
	Production	-	1,250	1,244	1,238	25,714
	Sale Price	-	$0.129	$0.13	$0.14	$0.18
	Power Sales	-	**$161**	**$164**	**$168**	**$4,663**
	Opex (O&M, Insurance, Site Control, etc)	-	**$ (39)**	**$ (40)**	**$ (41)**	**$ (1,130)**
	Tax Equity Proceeds	$ 600	-	-	-	-
	Distribution	-	$ (12)	$ (12)	$ (12)	$ (48)
	Buyout	-	-	-	-	$ (30)
	Total TE	**$ 600**	**$ (12)**	**$ (12)**	**$ (12)**	**$ (78)**
	Capex	$ (2,000)	-	-	-	-
Unlevered IRR>> 8.5%	**Net Cash Flow**	$ (1,400)	**$110**	**$113**	**$115**	**$3,455**
	Debt Balance	$ 1,200	$ 1,200	$ 1,190	$ 1,177	$ 1,162
	Interest	-	$ (82)	$ (81)	$ (80)	$ (923)
	Amort	-	$ (10)	$ (11)	$ (16)	$ (1,162)
	Total Debt Service	-	**$ (92)**	**$ (94)**	**$ (96)**	**$ (2,085)**
Levered IRR>> 13.5%	**Levered Free Cash Flow**	$ (200)	**$19**	**$19**	**$20**	**$1,370**

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

The Math of Altus Power - Cashflows[1]

Operating Asset Snapshot

Project Inputs		
Size (kwdc)	1,000	
Production (mwh)	1,700	19.4%
Capex ($/watt)	$1.30	$1,300
Power Rate ($/kwh)	$0.111	
Power Escalator	0%	
Opex	$39	
Opex Escalator	2%	

Tax Equity Inputs		
Tax Equity Proceeds	--	--
Distribution	--	--
Buyout	--	--

Debt Input		
Debt Proceeds	70%	$910k
Interest Rate	6.80%	--
Term	20	--

		Year	0	1	2	3	4+
		Production	-	1,700	1,692	1,683	27,358
		Sale Price	-	$0.111	$0.11	$0.11	$0.11
		Power Sales	-	**$189**	**$188**	**$187**	**$3,037**
		Total Opex	-	**$ (39)**	**$ (40)**	**$ (41)**	**$ (828)**
		Tax Equity Proceeds	-	-	-	-	-
		Distribution	-	-	-	-	-
		Buyout	-	-	-	-	-
		Total TE	-	-	-	-	-
		Capex	$ (1,300)	-	-	-	-
Unlevered IRR>>	8.5%	**Net Cash Flow**	$ (1,300)	$150	$148	$146	$2,209
		Debt Balance	$ 910	$ 910	$ 893	$ 876	$ 859
		Interest	-	$ (62)	$ (61)	$ (60)	$ (649)
		Amort	-	$ (17)	$ (17)	$ (17)	$ (859)
		Total Debt Service	-	**$ (79)**	**$ (78)**	**$ (77)**	**$ (1,508)**
Levered IRR>>	13.5%	**Levered Free Cash Flow**	$ (390)	$71	$70	$69	$701

1. This project example is for illustrative purposes only, and should not be relied upon as being necessarily indicative of economics of all future investments.

Non-GAAP Definitions

We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense or benefit, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, gain or loss on disposal of property, plant and equipment, change in fair value of Alignment Shares liability, loss on extinguishment of debt, net, and other miscellaneous items of other income and expenses.

Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure our performance. We believe that investors and analysts also use adjusted EBITDA and adjusted EBITDA margin in evaluating our operating performance. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA and adjusted EBITDA margin as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures.

We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. Factors in this determination include the exclusion of (1) variability due to gains or losses related to fair value remeasurement of contingent consideration and the change in fair value of Alignment Shares liability, (2) strategic decisions to acquire businesses, dispose of property, plant and equipment or extinguish debt, and (3) the non-recurring nature of stock-based compensation and other miscellaneous items of income and expense, which affect results in a given period or periods. In addition, adjusted EBITDA represents the business performance of the Company before the application of statutory income tax rates and tax adjustments corresponding to the various jurisdictions in which the Company operates, as well as interest expense and depreciation, amortization and accretion expense, which are not representative of our ongoing operating performance.

Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

In addition to adjusted EBITDA, we may also refer to ARR or annual recurring revenues, or ARR, which is a non-GAAP measure. ARR is an estimate that management uses to determine the expected annual revenue potential of our operating asset base at the end of a calendar year. ARR assumes customary weather, production, expenses and other economic and market conditions, as well as seasonality. It is not derived from a GAAP financial measure so it is difficult to provide a meaningful reconciliation to GAAP. The elements of our financial statements that are considered or evaluated in determining our ARR are the following: the estimated megawatt hours of generation assuming all new build and operating assets added any time during the year were in place for the full year and the estimated power prices for such assets based on historical power prices. We believe this metric can be helpful to assess our portfolio asset base in operation at the beginning of an annual period, e.g., if we were to receive the benefit of assets added for a full year even if they were added during a partial year. This figure is only an estimate and is based on a number of assumptions by Altus Power's management that may or may not be realized.

Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power's results computed in accordance with GAAP.

Adjusted EBITDA Definitions

Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps.

Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to acquire PPA and NMCA customers, value ascribed to in-place leases, and favorable and unfavorable rate revenues contracts. Value ascribed to in-place leases is amortized using the straight-line method ratably over the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities.

Income Tax (Expense) Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on an annual basis.

Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services.

Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Omnibus Incentive Plan, as defined in Note 17, "Stock-Based Compensation," to our consolidated financial statements included in our report on Form 10-K for the year ended December 31, 2023.

Fair Value Remeasurement of Contingent Consideration. In connection with various acquisitions, contingent consideration may be payable upon achieving certain conditions. The Company estimates the fair value of contingent consideration using a Monte Carlo simulation model or an expected cash flow approach. Significant assumptions used in the measurement of fair value of contingent consideration associated with various acquisitions include market power rates, estimated volumes of power generation of acquired solar energy facilities, percentage of completion of in-development solar energy facilities, and the risk-adjusted discount rate associated with the business.

Gain or Loss on Disposal of Property, Plant and Equipment. In connection with the disposal of assets, the Company recognizes a gain or loss on disposal of property, plant and equipment, which represents the difference between the consideration received and the carrying value of the disposed asset.

Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of December 31, 2023, and the resulting gain was included in the consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates.

Loss on Extinguishment of Debt, net. When the repayment of debt is accounted for as an extinguishment of debt, loss on extinguishment of debt represents the difference between the reacquisition price of debt and the net carrying amount of the extinguished debt.

Other (Income) Expense, Net. Other income and expenses primarily represent interest income and other miscellaneous items.